UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a−101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the registrant ☑
Filed by a party other than the registrant ☐

Check the appropriate box:

☑	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive proxy statement.

☐	Definitive additional materials.

☐	Soliciting material under Rule 14a-12.

Northern Lights Fund Trust II
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

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	☑	No fee required.

	☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:

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PCS Commodity Strategy Fund

(Ticker: PCYAX, PCYCX, PCYIX)

a series of Northern Lights Fund Trust II

17605 Wright Street

Omaha, NE 68130

February [____], 2016

Dear Shareholder:

I am writing to inform you of the upcoming special meeting (the “Meeting”) of the shareholders of the PCS Commodity Strategy Fund (the “Fund”), a series of Northern Lights Fund Trust II (the “Trust”).

The Meeting is scheduled to be held at 10:00 a.m., Eastern Time on April [8], 2016, at the offices of Gemini Fund Services, LLC, the Trust’s administrator, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788. Please take the time to carefully read the enclosed Proxy Statement and cast your vote by following the instructions on the enclosed proxy ballot.

As described in the attached Notice and Proxy Statement, Price Asset Management, Inc. (the “Adviser”) serves as the investment adviser to the Fund and is responsible for the day-to-day management of the Fund’s assets. The Adviser was indirectly wholly-owned and controlled by the Price Holdings, Inc. Employee Stock Ownership Trust (“PHI”). At a meeting held on December 16, 2015, the Adviser advised the Board of Trustees (the “Board”) of the Trust that it had entered into an agreement pursuant to which it would be primarily acquired, directly, or through controlled entities, by three of the Fund’s portfolio managers, John Reese, David Schink, and Alan Konn (the “Transaction”). The Transaction closed on December 24, 2015 (the “Closing”). As of December 24, 2015, the Adviser is 60% owned by Peak View Capital (“Peak View”) with the balance owned by Alan Konn (either directly or through an investment vehicle controlled by Mr. Konn). Peak View is an investment vehicle currently owned 80% by John Reese and 20% by David Schink, and Mr. Reese is its managing member. As part of the consideration for the Transaction, PHI has an option to take a 7.5% membership interest in the Adviser. Immediately prior to closing of the Transaction, the Adviser converted from an Illinois corporation to a Delaware limited liability company (“LLC”), which allows the management team to invest in the Adviser through one or more LLCs under their control. The resulting entity is Price Asset Management, LLC (“PAM LLC” or the “Adviser”. “Adviser” refers to Price Asset Management, Inc. prior to the conversion and Price Asset Management, LLC following conversion.

The management team, along with a limited number of outside investors, plans to commit at least approximately $1 million in capital to the Adviser. As a result of this additional capitalization, which is expected to be complete within 30 days of the Closing of the Transaction, the capital structure of the Adviser is anticipated to be as follows: Peak View will continue to own 60% of the Adviser, Mr. Konn will own in his individual capacity 24% of the Adviser and ARK Investors Fund LLC (“ARK”), an LLC of which Mr. Konn is the managing member, will own 16% of the Adviser. Mr. Konn will also invest in ARK and his overall economic interest in the Adviser (direct and indirect) will be at least 30%. With respect to the ownership of Peak View, the outstanding voting securities will be owned 75% by Mr. Reese and 25% by Mr. Schink. Peak View expects outside investors to contribute capital into Peak View in exchange for non-voting shares constituting a minority interest in Peak View (i.e., 40% or less). Accordingly, the voting interests in Peak View and the Adviser will not change.

The Transaction resulted in an assignment and termination of the existing advisory agreement, dated April 24, 2014, between the Trust, on behalf of the Fund, and the Adviser (the “Old Advisory Agreement”). In anticipation of the Transaction and these related events, the Board approved a new advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement”) and an interim advisory agreement (the “Interim Agreement”) at the December 16, 2015 meeting. The Interim Advisory Agreement, allows the Adviser to continue to serve as the adviser to the Fund due to the termination of the Old Advisory Agreement. The Interim Agreement is effective for 150 days from the date of termination of the Old Advisory Agreement, or until the New Advisory Agreement is approved by shareholders. Approval of the New Advisory Agreement will not raise the fees paid by the Fund or the Fund’s shareholders. The New Advisory Agreement is similar in all material respects to the Old Advisory Agreement and the Interim Agreement, except for date of execution, effectiveness and term. The effective date of the New Advisory Agreement will be the date shareholders approve the New Advisory Agreement anticipated to be April [8], 2016.

We think that this proposal is in the best interest of the shareholders of the Fund. The Trust’s Board of Trustees has unanimously recommended that shareholders of the Fund vote “FOR” the proposal.

Should you have any questions, please feel free to call us at 1-844-828-3242. We will be happy to answer any questions you may have. For voting instructions, including a toll-free number and website for voting, please refer to the enclosed proxy ballot.

Your vote is important regardless of the number of shares you own. To assure your representation at the Meeting, please follow the instructions on the enclosed proxy ballot whether or not you expect to be present at the Meeting. If you attend the Meeting, you may revoke your proxy and vote your shares in person.

Sincerely,

Kevin E. Wolf

President

Northern Lights Fund Trust II

PCS Commodity Strategy Fund

(Ticker: PCYAX, PCYCX, PCYIX)

a series of Northern Lights Fund Trust II

17605 Wright Street

Omaha, NE 68130

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held April [8], 2016

Dear Shareholders:

The Board of Trustees of Northern Lights Fund Trust II (the “Trust”), an open-end registered management investment company organized as a Delaware statutory trust, has called a special meeting (the “Meeting”) of the shareholders of the PCS Commodity Strategy Fund (the “Fund”), a series of the Trust, to be held at the offices of Gemini Fund Services LLC, the Trust’s administrator, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on April,[8], 2016 at 10:00 a.m., Eastern Time, for the purpose of considering and approving the following proposals:

  To approve a new investment advisory agreement by and between the Trust and Price Asset Management, LLC (the “New Advisory Agreement”), the investment adviser to the Fund. No fee increase is proposed; and
  To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on [_______], 2016 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April [8], 2016.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed New Advisory Agreement) and Proxy Voting Ballot are available at [www._________________________].

By Order of the Board of Trustees

James P. Ash, Esq., Secretary

Northern Lights Fund Trust II

February [___], 2016

YOUR VOTE IS IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

PCS Commodity Strategy Fund

(Ticker: PCYAX, PCYCX, PCYIX)

a series of Northern Lights Fund Trust II

17605 Wright Street

Omaha, NE 68130

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”), an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) with its principal office located at 17605 Wright Street, Omaha, NE 68130. The proxies are to be used at a special meeting (the “Meeting”) of the shareholders of the PCS Commodity Strategy Fund, a series of the Trust (the “Fund”), at the offices of Gemini Fund Services LLC, the Trust’s administrator, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on April [8], 2016 at 10:00 a.m., Eastern Time, and any adjournment of the Meeting. The primary purpose of the Meeting is for shareholders of the Fund to consider and approve the following proposals:

  To approve a new investment advisory agreement by and between the Trust and Price Asset Management, LLC (the “New Advisory Agreement”), the investment adviser to the Fund. No fee increase is proposed; and
  To transact such other business as may properly come before the Meeting or any adjournments thereof.

The date of the first mailing of this Proxy Statement will be on or about February [__], 2016. Only shareholders of record at the close of business on [_______], 2016 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for

the Shareholder Meeting to be Held on April [8], 2016:

This proxy statement is available at [_______________________], or by contacting the Fund at 1-844-828-3242. To obtain directions to attend the Meeting, please call the Fund at 1-844-828-3242. For a free copy of the Fund’s latest annual and/or semi-annual report, call (toll-free) at 1-844-828-3242 or write to:

PCS Commodity Strategy Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

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SUMMARY OF THE PROPOSAL

APPROVAL OF A NEW ADVISORY AGREEMENT BY AND BETWEEN THE TRUST AND

Price Asset Management, LLC

Background

The primary purpose of this proposal is to approve Price Asset Management, LLC (the “Adviser”) to continue to serve as the investment adviser to the PCS Commodity Strategy Fund (the “Fund”), a series of Northern Lights Fund Trust II (the “Trust”). To do so, the Trustees are requesting that shareholders approve a new advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement”). Approval of the New Advisory Agreement will not raise the fees paid by the Fund or the Fund’s shareholders. The New Advisory Agreement is similar in all material respects to the Fund’s current investment advisory agreement with the Adviser, except for date of execution, effectiveness and term. The effective date of the New Advisory Agreement will be April [8], 2016 or such other date that the Fund’s shareholders approve the New Advisory Agreement.

The Adviser was indirectly wholly-owned and controlled by the Price Holdings, Inc. Employee Stock Ownership Trust (“PHI”). At a meeting held on December 16, 2015, the Adviser advised the Board of Trustees (the “Board”) of the Trust that it had entered into an agreement pursuant to which it would be primarily acquired, directly, or through controlled entities, by three of the Fund’s portfolio managers, John Reese, David Schink, and Alan Konn (the “Transaction”). The Transaction closed on December 24, 2015 (the “Closing”). As of December 24, 2015, the Adviser is owned 60% by Peak View Capital (“Peak View”) with the balance owned by Alan Konn (either directly or through an investment vehicle controlled by Mr. Konn). Peak View is an investment vehicle currently owned 80% by John Reese and 20% by David Schink, and Mr. Reese is its managing member. As part of the consideration for the Transaction, PHI has an option to take a 7.5% membership interest in the Adviser. Immediately prior to closing of the Transaction, the Adviser converted from an Illinois corporation to a Delaware limited liability company (“LLC”), which allows the management team to invest in the Adviser through one or more LLCs under their control. The resulting entity is Price Asset Management, LLC (“PAM LLC” or the “Adviser”. “Adviser” refers to Price Asset Management, Inc. prior to the conversion and Price Asset Management, LLC following conversion).

The management team, along with a limited number of outside investors, plans to commit at least approximately $1 million in capital to the Adviser. As a result of this additional capitalization, which is expected to be complete within [30] days of the Closing of the Transaction, the capital structure of the Adviser is anticipated to be as follows: Peak View will continue to own 60% of the Adviser, Mr. Konn will own in his individual capacity 24% of the Adviser and ARK Investors Fund LLC (“ARK”), an LLC of which Mr. Konn is the managing member, will own 16% of the Adviser. Mr. Konn will also invest in ARK and his overall economic interest in the Adviser (direct and indirect) will be at least 30%. With respect to the ownership of Peak View, the outstanding voting securities will be owned 75% by Mr. Reese and 25% by Mr. Schink. Peak View expects outside investors to contribute capital into Peak View in exchange for non-voting shares constituting a minority interest in Peak View (i.e., 40% or less). Accordingly, the voting interests in Peak View and the Adviser will not change.

The Transaction resulted in an assignment and termination of the existing advisory agreement, dated April 24, 2014, between the Trust, on behalf of the Fund, and the Adviser (the “Old Advisory Agreement”). The Old Advisory Agreement was last approved by the sole shareholder of the Fund on December 10, 2014. In anticipation of the Transaction and these related events, and in order to provide for the uninterrupted management of the Fund, the Board, at their meeting on December 16, 2015, (i) approved the New Advisory Agreement with the Adviser, subject to shareholder approval, (ii) approved a new interim investment advisory agreement to take effect upon the termination of the Old Advisory Agreement (the “Interim Agreement”) by and between the Trust, on behalf of the Fund, and the Adviser, and (iii) voted to recommend that shareholders approve the New Advisory Agreement for the Fund.

Because the Investment Company Act of 1940, as amended (the “1940 Act”), requires that investment advisory agreements be approved by a vote of a majority of the outstanding shares of a fund, shareholders are being asked to approve the proposed New Advisory Agreement.

Please see the section below entitled “Evaluation by the Board of Trustees” for a detailed discussion of the material factors and the conclusions with respect thereto that form the basis for the recommendation of the Board that the shareholders approve the New Advisory Agreement.

Information Concerning the Adviser

The Adviser is a Delaware limited liability company (formerly an Illinois corporation) located at 141 W Jackson Blvd, Suite 1320A, Chicago, IL, 60604. As described above, the Adviser’s ownership structure prior to December 24, 2015 was as follows: the Adviser was indirectly wholly-owned and controlled by the Price Holdings, Inc. Employee Stock Ownership Trust (“PHI”). Walter Price served as trustee of the Trust. The Transaction closed on December 24, 2015 (the “Closing”), and presently the Adviser is owned 60% by Peak

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View Capital (“Peak View”) with the balance owned by Alan Konn (either directly or through an investment vehicle controlled by Mr. Konn). Peak View is an investment vehicle currently owned 80% by John Reese and 20% by David Schink, and Mr. Reese is its managing member. As part of the consideration for the Transaction, PHI has an option to take a 7.5% membership interest in the Adviser. Immediately prior to closing of the Transaction, the Adviser converted from an Illinois corporation to a Delaware limited liability company (“LLC”), which allows the management team to invest in the Adviser through one or more LLCs under their control. The resulting entity is Price Asset Management, LLC (“PAM LLC” or the “Adviser”). The management team, along with a limited number of outside investors, plans to commit at least approximately $1 million in capital to the Adviser. As a result of this additional capitalization, which is expected to be complete within [30] days of the Closing of the Transaction, the capital structure of the Adviser is anticipated to be as follows: Peak View will continue to own 60% of the Adviser, Mr. Konn will own in his individual capacity 24% of the Adviser and ARK Investors Fund LLC (“ARK”), an LLC of which Mr. Konn is the managing member, will own 16% of the Adviser. Mr. Konn will also invest in ARK and his overall economic interest in the Adviser (direct and indirect) will be at least 30%. With respect to the ownership of Peak View, the outstanding voting securities will be owned 75% by Mr. Reese and 25% by Mr. Schink. Peak View expects outside investors to contribute capital into Peak View in exchange for non-voting shares constituting a minority interest in Peak View (i.e., 40% or less). Accordingly, the voting interests in Peak View and the Adviser will not change.

The Adviser is an investment adviser registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (“Advisers Act”). PAM LLC succeeded to registration of PAM Inc. which had been registered as investment adviser since August 2012. PAM LLC filed its own registration with the SEC on January 20, 2016. As of December 31, 2015, the Adviser had a total of approximately $72 million in assets under management.

The names and titles and principal occupations of the principal executive officers of the Adviser are set forth below. The address of each such person is 141 W Jackson Blvd, Suite 1320A, Chicago, IL, 60604.

Name	Title
John Reese	Chief Executive Officer
David Schink	Chief Operating Officer
Alan Konn	Managing Director
Marilyn Cleeff	Chief Financial Officer and Chief Compliance Officer

John Reese
Mr. Reese is Chief Executive Officer of Price Asset Management, LLC (PAM) and is PAM’s appointed representative to the Roger’s International Index Committee. Mr. Reese was most recently Executive Managing Director and Senior Vice-President of Wells Fargo Asset Management’s Evergreen Investments division. He was principally responsible for the European Credit Management Ltd. (ECM) investment subsidiary business in North America subsequent to its acquisition by Wachovia Bank in 2007, and Wachovia’s acquisition by Wells Fargo in 2008. At the time of Wachovia’s purchase of ECM, an institutional fixed income investment manager based in London, Mr. Reese was President of ECM Inc., the U.S. subsidiary, and a partner and member of the Board of Directors of ECM.

Before leaving to join ECM, Mr. Reese was employed by Merrill Lynch for over 20 years in a variety of capacities, including most recently as Managing Director in the Global Debt Markets division in New York, responsible for the Corporate, Insurance, and Pension Client Groups for North America; Head of Institutional Fixed Income Sales for Merrill’s Midwest Region in Chicago; and Head of Global Sales for BondBook LLC, a Goldman Sachs/Merrill Lynch jointly sponsored electronic trading platform.

Mr. Reese earned a B.A. in Economics from Westminster College with continuing study focusing on behavioral finance, portfolio management strategies, and global macro at Harvard’s Kennedy School, University of Chicago’s Booth GSB, Wharton, and MIT. He holds FINRA Series 3, 5, 7, 8, 24, and 63 licenses and is an NFA principal.

David Schink

Mr. Schink joined Price Asset Management, LLC (PAM) as Chief Operating Officer and General Counsel in 2012. Prior to joining PAM, Mr. Schink was Chief Operating Officer, General Counsel, and Chief Compliance Officer of Contego Capital Partners, LLC, a registered investment advisor specializing in hedge fund investing from 2004 to 2011. At Contego he was involved in strategic and day-to-day business management and was responsible for legal and regulatory risk management.

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From 2000 to June 2004, Mr. Schink was an associate at Kirkland & Ellis, LLP, where he represented private equity funds, registered investment advisors and other investment vehicles in a variety of transactions, including private equity fund formations, mergers and acquisitions, leveraged buyouts, recapitalizations, venture capital financings and joint ventures.

From 1998 to 2000, Mr. Schink was an associate at Sidley & Austin, where he represented financial institutions in structuring and negotiating structured finance and secured lending transactions, including mortgage-backed, trade receivables and insurance securitizations, collateralized loan obligations and senior secured credit facilities.

Mr. Schink holds a B.A. from Hamilton College and a J.D. from Boston University School of Law. He is an NFA principal and holds a Series 3 license.

Alan Konn

Mr. Konn is the Managing Director of the Institutional Client Group and Co-Chairman of the Board of Directors of Price Holdings, Inc.

Mr. Konn joined the Price Group and became registered and a Member with Uhlmann Price Securities, LLC (UPS), our affiliated broker dealer, in early 2003. In his capacity as Managing Director of UPS, he is responsible for all of Price Asset Management’s institutional client marketing. Prior to Price, Alan spent 17 years as an investment executive with William Blair & Co. where he worked as a portfolio manager assisting high net worth clients with asset allocation and investment strategies. Prior to that Mr. Konn was employed by First National Bank of Chicago in the corporate finance department.

Mr. Konn has a BA in Psychology from Hamline University and a MBA in Finance and Accounting from UCLA. He holds FINRA Series 3, 7, 24, 31, 63 and 65 licenses and is an NFA principal.

Marilyn Cleeff
Ms. Cleeff is the Chief Financial Officer and Chief Compliance Officer of Price Asset Management. Prior to joining PAM, Ms. Cleeff devoted over 25 years as a senior executive and independent consultant to successful organizations providing client services to the financial industry. Ms. Cleeff was North American Controller of MF Global, Inc. a broker dealer; Chief Financial Officer of Iowa Grain Company, a futures clearing firm; Director of Treasury for Mizuho Securities, Inc. in Chicago; and Managing Director of Spectrum Global Fund Administration.

Ms. Cleeff holds an M.B.A. from Northwestern University’s Kellogg School of Management and a BS in accounting from the University of Illinois. Ms. Cleeff is a CPA and an NFA principal. Ms. Cleeff is on the board of directors of Reading Power, Inc., a non-profit literacy tutoring program, and the Kellogg Executive Women’s Network.

The Investment Advisory Agreement

A copy of the proposed New Advisory Agreement is attached as Appendix A. The following description is only a summary of the material terms of the New Advisory Agreement. You should refer to Appendix A for the New Advisory Agreement, as the description set forth in this Proxy Statement is qualified in its entirety by reference to Appendix A.

Under the terms of the Old Advisory Agreement, the Adviser was entitled to receive an annual fee from the Fund equal to 0.79% of the Fund’s average daily net assets. For such compensation, the Adviser, at its expense, continuously furnished an investment program for the Fund, made investment decisions on behalf of the Fund, and placed all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objective, policies, and restrictions and such policies as the Trustees may determine. Under the Old Advisory Agreement, the aggregate fee paid to the Adviser before waivers or reimbursements for the Fund’s most recent fiscal year ended August 31, 2015 was $15,292, the expense reimbursement was $255,847 and the net advisory fee was $0.

Subject to shareholder approval, the Trust will enter into the New Advisory Agreement with the Adviser. The terms and conditions of the New Advisory Agreement, including the advisory fee, are substantially identical in all material respects to those of the Old Advisory Agreement, except that the date of its execution, effectiveness, and termination are changed.

Both the Old Advisory Agreement and the New Advisory Agreement provide that the Adviser, under the supervision of the Board, agrees (directly or through a sub-adviser) to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Fund and, as such shall (directly or through a sub-adviser) (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold or retained by the Fund, and implement

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those decisions, including the selection of entities with or through which such purchases or sales are to be effected; provided, that the Adviser (directly or through a sub-adviser) will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.

Additionally, both the Old Advisory Agreement and the New Advisory Agreement provide that the Adviser directly provides, subject to the supervision of the Board of Trustees, the management and administrative services necessary for the operation of the Fund. These services include providing facilities for maintaining the Fund’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund’s records and the registration of the Fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

The New Advisory Agreement will become effective upon approval by the shareholders of the Fund. The New Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The New Advisory Agreement automatically terminates on assignment and is terminable upon notice by the Fund. In addition, the New Advisory Agreement may be terminated on 60 days’ notice by the Adviser given to the Fund.

The New Advisory Agreement, like the Old Advisory Agreement, provides that the Fund’s adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Pursuant to a separate operating expense limitation agreement (the “Old Expense Limitation Agreement”), the Adviser had contractually agreed to waive its fee and reimburse the Fund’s expenses so that total annual operating expenses for the Fund (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) do not exceed 1.35%, 2.10%, 1.10%, 1.35% and 1.60% of the Fund’s average net assets, for Class A. Class C, Class I shares, Class N and Class R shares, respectively, through December 31, 2015. The Adviser has entered into a new operating expense limitation agreement (the “New Expense Limitation Agreement”) identical in all material respects to the Old Expense Limitation Agreement except that the expense caps would be extended by a year to December 31, 2016. Under the New Expense Limitation Agreement, the Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid. The Adviser is permitted to receive reimbursement of any excess expense payments paid by it pursuant to the Old Expense Limitation Agreement or New Expense Limitation Agreement in future years on a rolling three year basis, as long as the reimbursement does not cause the Fund’s annual operating expenses to exceed the expense cap.

If the New Advisory Agreement with the Adviser is not approved by shareholders, the Board will consider other options, including seeking shareholder approval of the New Advisory Agreement again, retaining a new investment adviser, which must also be approved by Fund shareholders, or the possible liquidation of the Fund.

Interim Agreement

Completion of the Transaction resulted in the termination of the Old Advisory Agreement. The Adviser currently manages the Fund pursuant to the Interim Advisory Agreement and will continue until such time as the New Advisory Agreement is approved and executed. Subject to certain conditions, Rule 15a-4 allows the investment adviser of a registered mutual fund to act as such without a shareholder-approved investment management agreement on a temporary basis pending shareholder approval of the investment management agreement. Rule 15a-4 imposes the following conditions, all of which were met in the case of the Interim Agreement:

(1)	the compensation under the interim contract may be no greater than under the previous contract;
(2)	the Fund’s Board of Trustees, including a majority of the Independent Trustees, has voted in person to approve the interim contract before the previous contract is terminated;
(3)	the Fund’s Board of Trustees, including a majority of the Independent Trustees, determines that the scope and quality of services to be provided to the Fund under the interim contract will be at least equivalent to the scope and quality of services provided under the previous contract;
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(4)	the interim contract provides that the Fund’s Board of Trustees or a majority of the Fund’s outstanding voting securities may terminate the interim contract at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to the Adviser;
(5)	the interim contract contains the same provisions as the previous contract with the exception of effective and termination dates, provisions required by Rule 15a−4 and other differences determined to be immaterial by the Fund’s Board;
(6)	the interim contract provides in accordance with the specific provisions of Rule 15a−4 for the establishment of an escrow account for fees received under the interim contract pending approval of a new contract by shareholders; and
(7)	the Board of Trustees satisfies certain fund governance standards under Rule 0−1(a)(7) of the 1940 Act.

Evaluation by the Board of Trustees

At a meeting of the Board on December 16, 2015, the Board, including the Independent Trustees, met in person with the Adviser to consider the approval of the New Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser.

In advance of the December 16, 2015 meeting, the Board requested and received materials to assist them in considering the New Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Interim Advisory Agreement and New Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Interim Advisory Agreement and New Advisory Agreement and comparative information relating to the advisory fee and other expenses of the Fund. The materials also included due diligence materials relating to the Adviser (including due diligence questionnaires completed by the Adviser, the Adviser’s Form ADV, select financial information of the Adviser, bibliographic information regarding the Adviser’s key management and investment advisory personnel, and comparative fee information relating to the Fund) and other pertinent information. Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Interim Advisory Agreement and New Advisory Agreement with respect to the Fund. The Independent Trustees were advised by counsel that is experienced in 1940 Act matters and that is independent of fund management and met with such counsel separately from fund management.

In considering the approval of the Interim Advisory Agreement and New Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The following summarizes the Trustees’ review process and the information on which their conclusions were based:

Nature, Extent and Quality of Services. As to the nature, extent, and quality of the services provided by the Adviser to the Fund, the Trustees first discussed the Transaction and its effect on the Adviser. The Board noted that the Interim Advisory Agreement would be needed as the Transaction is expected to be completed prior to shareholder approval of the New Advisory Agreement. The Board then reviewed materials provided by the Adviser related to the Transaction as well as the Interim Advisory Agreement and New Advisory Agreement with the Trust, including a description of the manner in which investment decisions will be made and executed and a review of the professional personnel that would perform services for the Fund, including the team of individuals that would be primarily responsible for monitoring and executing the investment process. The Board then discussed the extent of the Adviser’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered the Adviser’s specific responsibilities in all aspects of the day-to-day management of the Fund. The Board noted that none of the Adviser’s personnel would change, and that the investment process and day-to-day operations of the Fund would remain unchanged. Additionally, the Board received satisfactory responses from representatives of the Adviser with respect to a series of important questions, including whether the Adviser was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of the Fund; and whether the Adviser has procedures in place to adequately allocate trades among its respective clients. The Board considered that, under the terms of the Interim Advisory Agreement and New Advisory Agreement, the Adviser, subject to the supervision of the Board, would continue to provide the Fund with investment advice and supervision and would continuously furnish an investment program for the Fund consistent with the investment objectives and policies of the Fund. The Board reviewed the descriptions provided by the Adviser of its practices for monitoring compliance with the Fund’s investment limitations, noting that the Adviser’s CCO will periodically review the portfolio manager’s performance of their duties with respect to the Fund to ensure compliance under the Adviser’s compliance program. The Board then reviewed the capitalization of the Adviser based on financial information and other materials provided by the Adviser and discussed such materials with the Adviser. The Board concluded that the Adviser would be sufficiently well-capitalized, or its new control persons or principals had the ability to make additional contributions in order to meet its obligations to the Fund. The Board specifically noted that the Transaction would provide additional resources to the Adviser that could potentially benefit the Fund. The Board also concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Interim Advisory Agreement and New Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by the Adviser were satisfactory. The Board concluded that, overall, they were satisfied with the nature, extent,

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and quality of the services provided to the Fund under the Old Advisory Agreement and did not expect them to change under the Interim Advisory Agreement and New Advisory Agreement.

Performance.  As to performance, the Board considered the Adviser’s past performance as well as other factors relating to the Adviser’s track record.  The Board reviewed the performance of the Fund as compared to its peer group, Morningstar category and benchmark for the one year period ending September 30, 2015. The Board noted that while the Fund’s absolute performance was poor its relative performance was good noting that the Fund had outperformed its peer group, Morningstar category and benchmark for the one period. The Trustees reviewed the performance of a private fund managed the Adviser using the same strategy as the Fund noting that the Fund had also outperformed the private fund for the one year period. After further discussion, the Board concluded that the Adviser was expected to obtain an acceptable level of investment return to shareholders.

Fees and Expenses. As to the costs of the services to be provided and profits to be realized by the Adviser, the Board reviewed and discussed a comparison of the Fund’s management fee and overall expense ratio to a peer group of funds constructed by the Adviser with similar investment objectives and strategies. The Board reviewed the contractual arrangements for the Fund, which stated that the Adviser had agreed to waive or limit its management fee and/or reimburse expenses at least until December 31, 2016 in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.35%, 2.10%, 1.10%, 1.35% and 1.60% of the average net assets for Class A, Class C, Class I, Class N and Class R shares, respectively and found such arrangements to be beneficial to shareholders. The Board noted that the Adviser proposed to charge the Fund an advisory fee at an annual rate of 0.79% based on the average net assets of the Fund in both the Interim Advisory Agreement and New Advisory Agreement, which is the same fee as is in the Old Advisory Agreement. It was the consensus of the Board that, based on the Adviser’s experience and expertise, and the services to be provided by the Adviser to the Fund, the fees to be charged by the Adviser were reasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to the Adviser with respect to the Fund based on break even and profitability reports and analyses reviewed by the Board and the selected financial information of the Adviser provided by the Adviser. While the data on which the profitability analysis provided to the Board was based was related to a period prior to the Transaction, the Board noted the Adviser’s representation that it did not expect any material changes to the firm’s profitability post-Transaction. The Trustees concluded that based on the services provided and the projected growth of the Fund, the fees were reasonable and that anticipated profits from the Adviser’s relationship with the Fund were not excessive.

Economies of Scale. As to the extent to which the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Trustees discussed the Adviser’s expectations for growth of the Fund and concluded that any material economies of scale would not be achieved in the near term.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Interim Advisory Agreement and New Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees voting separately, determined that (a) the terms of each of the Interim Advisory Agreement and New Advisory Agreement are reasonable; (b) the investment advisory fee payable pursuant to each of the Interim Advisory Agreement and New Advisory Agreement is reasonable; and (c) the Interim Advisory Agreement and New Advisory Agreement are each in the best interests of the Fund and its shareholders.

Accordingly, the Board, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved both the Interim Advisory Agreement and New Advisory Agreement and voted to recommend the New Advisory Agreement to shareholders for approval.

Accordingly, the Board, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the New Advisory Agreement.

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OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a non-diversified series of the Northern Lights Fund Trust II, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust. The Trust’s principal executive offices are located at 17605 Wright Street, Suite 2, Omaha, NE 68130. The Board supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. The Adviser currently serves as the Fund’s investment adviser.

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, NE 68130, serves as principal underwriter and distributor of the Fund. Gemini Fund Services, LLC, provides the Fund with transfer agent, accounting and administrative services.

The most recent annual report of the Fund, including audited financial statements for the fiscal year ended August 31, 2015, has been mailed previously to shareholders. If you have not received these reports or would like to receive additional copies of the Annual Report or Semi-Annual Report to Shareholders, Prospectus and/or SAI, free of charge, please contact the Fund at the address set forth on the first page of this Proxy Statement or by calling (toll-free) 1-844-828-3242 and they will be sent to you by first class mail.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted: for approval of the New Advisory Agreement; and at the discretion of the holders of the proxy, on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING INFORMATION

As of the Record Date, there were [_________] shares of beneficial interest of the Fund issued and outstanding. There were [_________] of Class A shares outstanding, [_________] of Class C shares outstanding and [_________] of Class I shares outstanding. There were no Class N shares or Class R shares outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on the Proposal. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed New Advisory Agreement. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a fund means the vote of (1) 67% or more of the voting shares of the fund present at the meeting, if the holders of more than 50% of the outstanding shares of the fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the fund, whichever is less.

Thirty-three and one-third percent (33-1/3%) of the shares of the Fund present in person or represented by proxy and entitled to vote shall constitute a quorum at the Meeting.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed New Advisory Agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND

CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of the Fund.

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The record owners of more than 5% of the outstanding shares of the Fund as of the record date ([_______], 2016) are listed in the following table.

Name of Shareholder	% Of Share Class Owned

Class A Shares
%

Class C Shares
%

Class I Shares
%

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval. As a group, the Trustees and officers of the Trust owned 0% of the outstanding shares of the Fund as of the Record Date. As a result, the Trustees and officers as a group are not deemed to control the Fund.

SHAREHOLDER PROPOSALS

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of trustees or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act.

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to James P. Ash, Esq., Secretary, Northern Lights Fund Trust II, c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust has engaged AST Fund Solutions, LLC (“AST”), a proxy solicitation firm, to assist in the solicitation. The estimated fees anticipated to be paid to AST are approximately between $[_______] and $[______]. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by the Adviser. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and the Adviser will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and the Adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

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PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at (631) 470-2600, or write the Trust at 17605 Wright Street, Suite 2, Omaha, NE 68130.

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EXHIBITS:

Exhibit A – New Advisory Agreement

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST II

and

PRICE ASSET MANAGEMENT, LLC

AGREEMENT, made as of ___________, 2016 between Northern Lights Fund Trust II, a Delaware statutory trust (the "Trust"), and Price Asset Management, LLC, an Delaware limited liability company (the "Adviser"), located at 141 West Jackson Boulevard, Suite 1320A, Chicago, IL 60604.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, financial securities and commodities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities and futures contracts to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

The Adviser shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional

11

Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2 Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days' prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in “control,” as that term is defined in Section 2 of the Act. The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2. Expenses of the Fund.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by the Fund. The Funds shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject

12

to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund, and not to the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund's cash, securities, and other property.

2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund's investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

2.2.8 Trustees' Fees and Expenses. All compensation of all Trustees other than those affiliated with the Adviser and all expenses incurred in connection with each of the Trustees' services as Trustees, and all other expenses of meetings of all the Trustees and committees of all the Trustees.

2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Fund's portfolio securities.

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2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

2.2.18 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate of the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that Adviser deem, in good faith, to be in the best interest of the Fund and in accordance with its proxy voting policy. The Adviser agrees to provide a copy of its proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

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The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12. Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

The term of this Agreement shall begin as of the date and year upon which the Funds listed on Appendix A commence investment operations, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are

15

not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

The Trust is named the Northern Lights Fund Trust II and each Fund may be identified, in part, by the name "Northern Lights."

17. Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser's officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules,

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regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

NORTHERN LIGHTS FUND TRUST II

By: ___________________

Name: Kevin Wolf

Title: President

PRICE ASSET MANAGEMENT, LLC

By: ______________________

Name: David Schink

Title: Chief Operating Officer

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NORTHERN LIGHTS FUND TRUST II

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
PCS Commodity Strategy Fund	0.79%